   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 19, 1998



                                                      REGISTRATION NO. 333-45595

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  REMEC, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               CALIFORNIA                                 3812                                 95-3814301
      (STATE OR OTHER JURISDICTION            (PRIMARY STANDARD INDUSTRIAL                  (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)            CLASSIFIED CODE NUMBER)                   IDENTIFICATION NO.)

       9404 CHESAPEAKE DRIVE, SAN DIEGO, CALIFORNIA 92123, (619) 560-1301 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

            RONALD E. RAGLAND, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
       9404 CHESAPEAKE DRIVE, SAN DIEGO, CALIFORNIA 92123, (619) 560-1301 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                VICTOR A. HEBERT                                DOUGLAS J. REIN
                PAUL H. GREINER                           GRAY CARY WARE & FREIDENRICH
        HELLER EHRMAN WHITE & MCAULIFFE                 4365 EXECUTIVE DRIVE, SUITE 1600
           601 SOUTH FIGUEROA STREET                    SAN DIEGO, CALIFORNIA 92121-2189
       LOS ANGELES, CALIFORNIA 90017-5758                        (619) 677-1400
                 (213) 689-0200

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                            ------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The Company will pay all expenses incident to the offering and sale to the public of the shares being registered other than any commissions and discounts of underwriters, dealers or agents and any transfer taxes. Such expenses are set forth in the following table. All of the amounts shown are estimates except the SEC Registration Fee, the NASD Filing Fee and the Nasdaq National Market Additional Listing Fee.

        SEC Registration Fee..............................................  $ 20,678
        NASD filing fee...................................................  $  7,510
        Nasdaq National Market Additional Listing Fee.....................  $ 17,500
        Blue Sky Qualification Fees and Expenses..........................  $  2,000
        Transfer Agent and Registrar Fees.................................  $  5,000
        Printing and Engraving............................................  $ 65,000
        Legal fees and expenses...........................................  $150,000
        Accounting fees and expenses......................................  $ 35,000
        Miscellaneous expenses............................................  $ 47,312
                                                                            --------
                  Total...................................................  $350,000
                                                                            ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Registrant has the power to indemnify its officers and directors against liability for certain acts pursuant to Section 317 of the General Corporation Law of California. Articles Fifth and Sixth of the Registrant's Amended and Restated Articles of Incorporation provide as follows:

          "Fifth: The liability of directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law."

          "Sixth: This Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to this Corporation and its shareholders through bylaw provisions, or through agreements with the agents, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the Code."

     In addition, Article V of the Registrant's By-laws provides that the Registrant shall indemnify its directors and executive officers to the fullest extent not prohibited by California General Corporation Law and provides for the advancement of expenses upon a receipt of an undertaking to repay such amounts if the person is determined ultimately not to be entitled to indemnification.

     The Registrant has entered into Indemnification Agreements with its officers and directors.

ITEM 16. EXHIBITS


    EXHIBIT
    NUMBER                                      DESCRIPTION
    ------     ------------------------------------------------------------------------------
     *1.1      Form of Underwriting Agreement.
      3.1 (1)  Restated Articles of Incorporation.
      3.2 (1)  By-Laws, as amended.
      4.1 (1)  Specimen Common Stock Certificate
      5.1      Opinion of Heller Ehrman White & McAuliffe.
    *23.1      Consent of Ernst & Young LLP, Independent Auditors.
    *23.2      Consent of Ireland San Filippo, LLP, Independent Public Accountants.
    *23.3      Consent of Bray, Beck & Koetter, Independent Public Accountants.
     23.4      Consent of Counsel (included in Exhibit 5.1).
    *24.1      Power of Attorney.


---------------

(1) Previously filed with the Securities and Exchange Commission as an exhibit to Registrant's Registration Statement on Form S-1 (No. 333-80381) filed on February 1, 1996 and incorporated herein by reference.


 *  Previously filed.


ITEM 17. UNDERTAKINGS

  A. UNDERTAKING PURSUANT TO RULE 415

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) to include any prospectus required by Section 10(a)(3) Securities Act of 1933 (the "Securities Act");

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs A(l)(i) and A(l)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in the Registration Statement;

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of this offering.

  B. UNDERTAKING REGARDING FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  C. UNDERTAKING IN RESPECT OF INDEMNIFICATION

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Act of 1933, REMEC, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in San Diego, California on February 18, 1998.


                                          REMEC, INC.


                                          By:       /s/ ERROL EKAIREB

                                            ------------------------------------

                                            Errol Ekaireb


                                            President and


                                            Chief Operating Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                               CAPACITY                    DATE
---------------------------------------------   ----------------------------   -------------------

                      *                         Chairman of the Board and        February 18, 1998
---------------------------------------------   Chief Executive Officer
              Ronald E. Ragland                 (Principal Executive
                                                Officer)

              /s/ ERROL EKAIREB                 President, Chief Operating       February 18, 1998
---------------------------------------------   Officer and Director
                Errol Ekaireb

                      *                         Executive Vice President,        February 18, 1998
---------------------------------------------   President of REMEC Microwave
                Jack A. Giles                   Division and Director
                      *                         Senior Vice President, Chief     February 18, 1998
---------------------------------------------   Engineer and Director
                Denny Morgan

                      *                         Executive Vice President and     February 18, 1998
---------------------------------------------   Director
                Joseph T. Lee

                      *                         Senior Vice President, Chief     February 18, 1998
---------------------------------------------   Financial Officer and
              Michael McDonald                  Secretary (Principal
                                                Financial and Accounting
                                                Officer)

                  SIGNATURE                               CAPACITY                    DATE
---------------------------------------------   ----------------------------   -------------------

                      *                         Director                         February 18, 1998
---------------------------------------------
                Andre R. Horn

                      *                         Director                         February 18, 1998
---------------------------------------------
                Gary L. Luick

                      *                         Director                         February 18, 1998
---------------------------------------------
               Jeffrey M. Nash

           /s/ THOMAS A. CORCORAN               Director                         February 18, 1998
---------------------------------------------
             Thomas A. Corcoran

                                                Director                         February   , 1998
---------------------------------------------
              William H. Gibbs



* By:      /s/ ERROL EKAIREB
     ---------------------------------


               Errol Ekaireb


             Attorney-in-Fact

                                 EXHIBIT INDEX


 EXHIBIT                                                                           SEQUENTIALLY
 NUMBER                                 DESCRIPTION                               NUMBERED PAGES
---------  ---------------------------------------------------------------------  ---------------
 *1.1      Form of Underwriting Agreement.......................................
  3.1(1)   Restated Articles of Incorporation...................................
  3.2(1)   By-Laws, as amended..................................................
  4.1(1)   Specimen Common Stock Certificate....................................
  5.1      Opinion of Heller Ehrman White & McAuliffe...........................
*23.1      Consent of Ernst & Young LLP, Independent Auditors...................
*23.2      Consent of Ireland San Filippo, LLP, Independent Public
           Accountants..........................................................
*23.3      Consent of Bray, Beck & Koetter, Independent Public Accountants......
 23.4      Consent of Counsel (included in Exhibit 5.1).........................
*24.1      Power of Attorney....................................................


---------------

(1) Previously filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-80381) filed on February 1, 1996 and incorporated herein by reference.


 *  Previously filed